ANNUAL REPORT  DECEMBER 31, 2001

JPMORGAN FUNDS

[GRAPHIC]

Mid Cap Value Portfolio


[LOGO]JPMorgan Fleming
      Asset Management

CONTENTS

President's Letter                     1

JPMorgan Mid Cap Value Portfolio
Portfolio Commentary                   3

Portfolio of Investments               6

Financial Statements                   9

Notes to Financial Statements         12

Financial Highlights                  16


HIGHLIGHTS

- Successful policy response to September 11th terrorist attacks

- U.S. and international equity markets rebound in final quarter

JPMorgan MID CAP VALUE PORTFOLIO


PRESIDENT'S LETTER                                              FEBRUARY 4, 2002

DEAR SHAREHOLDER:
We are pleased to present the annual report for the JPMorgan Mid Cap Value Portfolio dated December 31, 2001. Inside, you'll find information detailing the performance of the Portfolio, along with a report from the portfolio management team.

A SOBERING YEAR
2001 was a disappointing year for equities. After a decade of uninterrupted economic growth in the United States and most of the developed world, economic activity decelerated dramatically. The U.S. economy slowed significantly, particularly in the second half of the year. Growth also deteriorated in Europe and the United Kingdom, while Japan experienced a serious recession. Consequently, U.S. large cap equities fell for the second year in a row and international equity markets also dropped.

The September 11th terrorist attacks on the United States compounded the world's already serious economic difficulties. In the equity markets, the following fortnight saw a frightening fall in prices.

However, the economic slowdown appears to have been relatively mild and chiefly confined to the technology and telecommunications industries. Capital spending slowed dramatically in these sectors and the loss of confidence fed through to the broader economy. This was different from previous economic cycles, where central banks have normally triggered slowdowns by raising rates to curb runaway consumer spending.

The economic situation was reflected in equity markets. The worst stock price declines were in technology and telecommunications companies. Additionally, the stretched valuations of large caps meant that they had further to fall. In the United States, the technology-laden NASDAQ Index fell 29.2%, the broad-based S&P 500 Index declined 11.9% and the small cap S&P 600 actually rose 6.5%. To a certain extent, this scenario was repeated in international markets.

STRONG FINAL QUARTER
By October, equity markets began to sense a pick up in economic activity. From focusing on fear and recession, investors viewed the developed world's fiscal, monetary and military actions with increasing optimism. The Federal Reserve Board had accelerated its program of rate cuts following the September terrorist attacks, and by the year-end rates had been eased 11 times in 2001, falling to 1.75%. Rates were also cut in Europe, the United Kingdom and Japan.

In the final quarter, the S&P 500 Index rose 10.7% and the MSCI EAFE Index, which tracks international markets, climbed 7.0%. At JPMorgan Fleming Asset Management, a number of our funds were well positioned for this rally. Following September's mini-crash, some portfolio managers chose to buy more of their favored stocks at exceptionally cheap prices.

OUTLOOK
We believe that the optimism expressed by markets in late 2001 is broadly justified. The decisive actions of the Fed and other central banks is likely to cause a recovery in the second half of 2002, although corporate earnings growth is unlikely to be as rapid as it was in the late 1990s. The one exception to this picture is Japan, where deep-rooted economic difficulties remain. However, equities everywhere are fully valued and so stock selection is more important than ever.

Finally, we would once again like to express our deep sorrow to those affected by the year's horrific terrorist attacks.

Sincerely yours,


/s/ George C.W. Gatch


George C.W. Gatch
President
JPMorgan Funds

JPMorgan MID CAP VALUE PORTFOLIO

AS OF DECEMBER 31, 2001

HOW THE PORTFOLIO PERFORMED
JPMorgan Mid Cap Value Portfolio, which invests in U.S mid cap value stocks, rose 11.27% since its inception on September 28, 2001. This compares with a return of 12.03% for the Russell Mid Cap Value Index during that same period.

HOW THE PORTFOLIO WAS MANAGED
The Portfolio was launched at the end of September and so was only in existence for the final three months of the year. During this time, there was a remarkable reversal in investor psychology as the fear that followed the September 11th attacks on America was replaced by optimism. Investors began to believe that the government's fiscal, monetary and military response would lead to economic revival in 2002. Equities staged a swift rally, which was led by the more volatile sectors such as information technology and consumer cyclicals that had most to gain from recovery.

Detractors from performance was the information technology sector, where the Portfolio was significantly underweight. Information technology stock prices rose by as much as a third in many cases, and so the Portfolio's underweighting in this sector cost it dear.

Depressed energy prices harmed the Portfolio's energy and utilities holdings. The two exploration and production companies, Burlington Resources and Devon Energy, declined as did the utility Williams Companies. The prices of these stocks declined in the region of 10%-15%. This was significant in a market that was up more than 10%.

However, poor performances in information technology, energy and utilities were offset by strong performances in other sectors. In consumer cyclicals, a large number of stocks managed substantial appreciation. Among them were: Autozone, Clayton Homes, Mohawk Industries and Outback Steakhouse. Financials, too, was an area of outperformance. Leading holdings here included the asset management companies Legg Mason and T Rowe Price.

The Portfolio also benefited from the takeover of real estate holding company Security Capital Group at a premium to its market price.

LOOKING AHEAD
While 10-year Treasury bond yields of about 5% underpin the high valuations of U.S. equities, there is little room for earnings disappointments. Following the Federal Reserve Board's decisive series of interest rate cuts in 2001, economic growth should slowly revive in 2002. However, corporate earnings are unlikely to regain the heights of 2000. Therefore good stock selection will be essential in the coming year.

                                  (UNAUDITED)

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

[CHART]

Finance                               25.8%
Consumer Cyclical                     11.9%
Utilities                             10.3%
Consumer Services                      9.4%
Industrial Cyclical                    7.4%
Insurance                              6.7%
Energy                                 6.6%
Real Estate Investment Trust           5.7%
Health Services & Systems              5.7%
Basic Materials                        3.6%
Consumer Staples                       3.2%
Retail                                 1.8%
Systems Hardware                       1.1%
Telecommunications                     0.8%

1. WASHINGTON POST CO. (4.3%) Conducts operations primarily in newspaper and magazine publishing and television broadcasting. The Company also owns and operates cablevision systems and provides educational and career development services. Publications include "The Washington Post" and "Newsweek."

2. PUBLIC STORAGE, INC. (3.8%) A real estate investment trust that invests primarily in existing mini-warehouses and self-service facilities, which offer storage space for personal and business use. The Company also acquires properties for other commercial and industrial uses. Most of the properties operate under the Public Storage name in metropolitan areas throughout the United States.

3. SECURITY CAPITAL GROUP, INC. (3.3%) An international real estate operating company. The Company's strategy is to own all or a high percentage of six real estate businesses that function as private operating divisions and to eliminate the discount to the underlying value of its assets.

4. ENERGY EAST CORP. (3.3%) A super-regional energy services and delivery company serving customers in the Northeast United States. The Company provides electricity, natural gas, liquid petroleum gas and district heating and cooling products and services.

5. E.W. SCRIPS CO., (3.0%) Operates various daily newspapers, network-affiliated television stations and television networks. Scrips also owns a television programmer, a worldwide syndicator and licensor of news features and comics, as well as a news service.

6. TRIGON HEALTHCARE, INC. (2.8%) A managed health care company in Virginia, serving members primarily through statewide and regional provider networks. The Company provides managed care products through network systems with a range of utilization and cost controls. Trigon also provides health benefits to groups including the commonwealth of Virginia and the Federal Employees Program.

7. GANNETT CO., INC. (2.7%) An international news and information company that publishes various daily newspapers in the United States and the United Kingdom, including "USA TODAY" and "USA WEEKEND," a newspaper magazine. The Company also operates television stations in major United States markets.

8. MOHAWK INDUSTRIES, INC. (2.7%) Designs, manufactures and markets woven and tufted broadloom carpets and rugs for residential and commercial applications. The Company markets its products under brand names such as Mohawk, Aladdin, Alexander Smith, Bigelow and Galaxy.

9. DEVON ENERGY CORP. (2.6%) An independent energy company involved in oil and gas property acquisition, exploration and production. The Company operates in the Permian Basin and the Rocky Mountains, in the Gulf Coast area and offshore Gulf Mexico, in the Western Canada Sedimentary Basin in Alberta and British Columbia, and Azerbaijan, Egypt, Qatar, Brazil, Australia and Venezuela.

10. USA EDUCATION, INC. (2.3%), Commonly know as Sallie Mae, the company provides financing and services to the United States higher education credit market. It is a source of funds, account servicing and other operational support services for federally guaranteed student loans and is also a provider of private financing of education to families.

TOP 10 EQUITY HOLDINGS COMPRISED 30.8% OF THE PORTFOLIO'S MARKET VALUE OF INVESTMENTS ($2,206,375). AS OF DECEMBER 31, 2001, THE FUND HELD 74 EQUITY HOLDINGS. PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE AT ANY TIME.

                                  (UNAUDITED)

TOTAL RETURN

                                                    SINCE INCEPTION
                                                        (9/28/01)
--------------------------------------------------------------------------------
   Mid Cap Value Portfolio                                11.27%

Source: Lipper Analytical Services. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The Portfolio commenced operations on 9/28/01. Certain fees and expenses of the Portfolio are currently being waived and/or reimbursed as described in the prospectus. Had the expenses not been subsidized or waived, returns would have been lower.

                                   (UNAUDITED)

PORTFOLIO OF INVESTMENTS

As of December 31, 2001

    SHARES      ISSUER                                                     VALUE
--------------------------------------------------------------------------------
      LONG-TERM INVESTMENTS-- 100.0%
--------------------------------------------------------------------------------
                Common Stocks-- 100.0%
                ----------------------
                ADVERTISING-- 1.0%
       500      Lamar Advertising Co.*                                $   21,170

                APPAREL-- 0.7%
       400      VF Corp.                                                  15,604

                AUTOMOTIVE-- 0.3%
       100      AutoZone, Inc.*                                            7,180

                BANKING-- 9.2%
       500      Astoria Financial Corp.                                   13,230
     2,200      Banknorth Group, Inc.                                     49,544
     1,000      Cullen/Frost Bankers, Inc.                                30,880
       600      M&T Bank Corp.                                            43,710
     1,300      North Fork Bancorporation, Inc.                           41,587
       500      TCF Financial Corp.                                       23,990
                                                                      ----------
                                                                         202,941
                BROADCASTING/CABLE-- 2.7%
       900      Clear Channel Communications, Inc.*                       45,819
       500      EchoStar Communications Corp., Class A*                   13,735
                                                                      ----------
                                                                          59,554
                BUSINESS SERVICES-- 6.4%
     1,162      Cendant Corp.*                                            22,795
       900      CSG Systems International, Inc.*                          36,405
       800      Equifax, Inc.                                             19,320
     1,700      IMS Health, Inc.                                          33,167
       300      Moody's Corp.                                             11,958
       500      Valassis Communications, Inc.*                            17,810
                                                                      ----------
                                                                         141,455
                CHEMICALS-- 1.8%
       600      Ecolab, Inc.                                              24,150
       400      Sigma-Aldrich Corp.                                       15,764
                                                                      ----------
                                                                          39,914
                COMPUTERS/COMPUTER HARDWARE-- 1.1%
       400      Lexmark International, Inc.*                              23,600

                CONSTRUCTION-- 1.8%
     2,300      Clayton Homes, Inc.                                       39,330

                CONSUMER PRODUCTS-- 0.9%
       500      Black & Decker Corp.                                      18,865

                ELECTRONICS/ELECTRICAL EQUIPMENT-- 1.2%
       800      Energizer Holdings, Inc.*                                 15,240
       400      Molex, Inc., Class A                                      10,820
                                                                      ----------
                                                                          26,060
                ENVIRONMENTAL SERVICES-- 1.7%
     1,900      Republic Services, Inc.*                                  37,943

                       See notes to financial statements.

    SHARES      ISSUER                                                     VALUE
--------------------------------------------------------------------------------
                FINANCIAL SERVICES-- 7.0%
       500      H & R Block, Inc.                                     $   22,350
       800      Instinet Group, Inc.*                                      8,040
       600      Legg Mason, Inc.                                          29,988
       300      Stilwell Financial, Inc.                                   8,166
     1,000      T. Rowe Price Group, Inc.                                 34,730
       600      USA Education, Inc.                                       50,412
                                                                      ----------
                                                                         153,686
                FOOD/BEVERAGE PRODUCTS-- 3.2%
       600      Brown-Forman Corp., Class A                               38,370
       700      Hormel Foods Corp.                                        18,809
       400      The JM Smucker Co.                                        14,152
                                                                      ----------
                                                                          71,331
                HEALTH CARE/HEALTH CARE SERVICES-- 5.7%
       800      Dentsply International, Inc.                              40,160
     1,500      Healthsouth Corp.*                                        22,230
       900      Trigon Healthcare, Inc.*                                  62,505
                                                                      ----------
                                                                         124,895
                HOTELS/OTHER LODGING-- 0.4%
       200      Marriott International, Inc., Class A                      8,130

                INDUSTRIAL COMPONENTS-- 0.6%
       100      SPX Corp.*                                                13,690

                INSURANCE-- 6.7%
       300      CIGNA Corp.                                               27,795
       600      IPC Holdings LTD (Bermuda)                                17,760
       100      Markel Corp.*                                             17,965
       300      Nationwide Financial Services, Class A                    12,438
       500      PartnerRe LTD (Bermuda)                                   27,000
       800      Phoenix Companies, Inc.*                                  14,800
       300      Principal Financial Group, Inc.                            7,200
       700      Safeco Corp.                                              21,805
                                                                      ----------
                                                                         146,763
                MACHINERY & ENGINEERING EQUIPMENT-- 1.9%
       400      Dover Corp.                                               14,828
       800      IDEX Corp.                                                27,600
                                                                      ----------
                                                                          42,428
                MANUFACTURING-- 1.9%
       600      Carlisle Companies, Inc.                                  22,188
       800      Crane Co.                                                 20,512
                                                                      ----------
                                                                          42,700
                MULTI-MEDIA-- 5.7%
     1,000      E.W. Scripps Co., Class A                                 66,000
       900      Gannett Co., Inc.                                         60,507
                                                                      ----------
                                                                         126,507
                OIL & GAS-- 5.0%
       900      Burlington Resources, Inc.                                33,786
     1,500      Devon Energy Corp.                                        57,975
       300      Phillips Petroleum Co.                                    18,078
                                                                      ----------
                                                                         109,839
                PACKAGING ---0.9%
       500      Sealed Air Corp.*                                         20,410

                       See notes to financial statements.

    SHARES      ISSUER                                                     VALUE
--------------------------------------------------------------------------------
                PIPELINES-- 1.6%
       300      El Paso Corp.                                         $   13,383
       900      Williams Companies, Inc.                                  22,968
                                                                      ----------
                                                                          36,351
                PRINTING & Publishing-- 4.3%
       180      Washington Post Co., Class B                              95,400

                REAL ESTATE-- 3.3%
     2,900      Security Capital Group, Inc., Class B*                    73,573

                REAL ESTATE INVESTMENT TRUST-- 5.7%
       600      Cousins Properties, Inc.                                  14,616
       900      Manufactured Home Communities, Inc.                       28,089
     2,500      Public Storage, Inc.                                      83,500
                                                                      ----------
                                                                         126,205
                RESTAURANTS/FOOD SERVICES-- 1.7%
     1,100      Outback Steakhouse, Inc.*                                 37,675

                RETAILING-- 1.8%
       300      May Department Stores Co.                                 11,094
       500      Payless ShoeSource, Inc.*                                 28,075
                                                                      ----------
                                                                          39,169
                TELECOMMUNICATIONS-- 0.8%
       700      Sprint Corp. (PCS Group)*                                 17,087

                TEXTILES-- 2.7%
     1,100      Mohawk Industries, Inc.*                                  60,368

                UTILITIES-- 10.3%
       800      Dominion Resources, Inc.                                  48,080
     3,800      Energy East Corp.                                         72,162
       900      FirstEnergy Corp.                                         31,482
     1,300      NiSource, Inc.                                            29,978
     1,000      NSTAR                                                     44,850
                                                                      ----------
                                                                         226,552
--------------------------------------------------------------------------------
                Total Investments-- 100.0%                            $2,206,375
                (Cost $1,992,261)
--------------------------------------------------------------------------------

INDEX:
*       -- Non-income producing security.

                       See notes to financial statements.

STATEMENT OF ASSETS & LIABILITIES
As of December 31, 2001

--------------------------------------------------------------------------------
ASSETS:
  Investment securities, at value                                    $2,206,375
  Cash                                                                  436,995
  Receivables:
   Interest and dividends                                                 1,684
   Shares of beneficial interest sold                                    30,979
   Expense reimbursements                                                34,365
--------------------------------------------------------------------------------
Total Assets                                                          2,710,398
--------------------------------------------------------------------------------
LIABILITIES:
  Payables:
   Shares of beneficial interest redeemed                                   192
   Accrued liabilities:
   Custodian fees                                                        28,660
   Trustees' fees                                                           149
   Other                                                                 26,538
--------------------------------------------------------------------------------
Total Liabilities                                                        55,539
--------------------------------------------------------------------------------
NET ASSETS:
  Paid in capital                                                     2,406,121
  Accumulated undistributed net
  investment income                                                       2,512
  Accumulated net realized gain on investments                           32,112
  Net unrealized appreciation of investments                            214,114
--------------------------------------------------------------------------------
Total Net Assets                                                      2,654,859
--------------------------------------------------------------------------------
Shares of beneficial interest
outstanding (no par value; unlimited
number of shares authorized):                                           159,018
Net asset value, redemption
and offering price per share                                         $    16.69
--------------------------------------------------------------------------------
Cost of investments                                                  $1,992,261
================================================================================

                       See notes to financial statements.

STATEMENT OF OPERATIONS
For the period September 28, 2001 (commencement of operations) through December 31, 2001

--------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                                                          $  8,381
EXPENSES:
  Investment advisory fees                                              4,012
  Custodian fees                                                       29,091
  Printing and postage                                                  3,439
  Professional fees                                                    14,903
  Transfer agent fees                                                   9,286
  Trustees' fees                                                          344
  Other                                                                    69
--------------------------------------------------------------------------------
Total expenses                                                         61,144
--------------------------------------------------------------------------------
  Less expense reimbursements                                          54,969
  Less earnings credits                                                   431
   Net expenses                                                         5,744
--------------------------------------------------------------------------------
Net investment income                                                   2,637
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
ON INVESTMENTS:
  Net realized gain on transactions from:
   Investments                                                         31,987
  Change in net unrealized appreciation/
  depreciation from:
   Investments                                                        214,114
--------------------------------------------------------------------------------
  Net realized and unrealized gain on
  investments                                                         246,101
--------------------------------------------------------------------------------
  Net increase in net
  assets from operations                                             $248,738
================================================================================

                       See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the period September 28, 2001 (commencement of operations) through December 31, 2001

--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income                                                $  2,637
  Net realized gain on investments                                       31,987
  Change in net unrealized appreciation/depreciation of investments     214,114
--------------------------------------------------------------------------------
     Increase in net assets from operations                             248,738
--------------------------------------------------------------------------------
INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued                                         2,423,929
  Cost of shares redeemed                                               (17,808)
  Increase from capital share transactions                            2,406,121
--------------------------------------------------------------------------------
     Total increase in net assets                                     2,654,859
--------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period                                                        --
--------------------------------------------------------------------------------
  End of period                                                      $2,654,859
--------------------------------------------------------------------------------
  Accumulated undistributed net investment income                      $  2,512
--------------------------------------------------------------------------------
SHARE TRANSACTIONS:
  Issued                                                                160,119
  Redeemed                                                               (1,101)
--------------------------------------------------------------------------------
  Change in Shares                                                      159,018
================================================================================

                       See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- JPMorgan Mid Cap Value Portfolio ("Portfolio") is a separate series of J.P. Morgan Series Trust II (the "Trust"). The Trust is registered under the Investment Company Act of 1940 (the "1940 Act") as amended, as a diversified, open-end management investment company. The Trust was organized as a Delaware Business Trust on October 28, 1993 for the purpose of funding flexible premium variable life insurance policies.

Portfolio shares are offered only to separate accounts of participating insurance companies and eligible plans. Individuals may not purchase shares directly from the Portfolio.

The Portfolio commenced operations on September 28, 2001. The report herein covers the period from September 28, 2001 through December 31, 2001.

THE FOLLOWING IS A SUMMARY OF THE SIGNIFICANT ACCOUNTING POLICIES OF THE
PORTFOLIO:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts may differ from those estimates.

A. VALUATION OF INVESTMENTS -- Equity securities, purchased options and futures are valued at the last sale price on the exchange on which they are primarily traded, including the NASDAQ National Market. Securities for which sale prices are not available and other over-the-counter securities are valued at the mean between the bid and ask quotations. Bonds and other fixed income securities (other than short-term obligations), including listed issues, are valued on the basis of the valuations supplied by pricing services or by matrix pricing systems of a major dealer in bonds. Short-term debt securities with 61 days or more to maturity at time of purchase are valued, through the 61st day prior to maturity, at market value based on quotations obtained from market makers or other appropriate sources; thereafter, the value on the 61st day is amortized on a straight-line basis over the remaining number of days to maturity. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

B. SECURITY TRANSACTIONS -- Investment transactions are accounted for as of the trade date. Securities gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

C. INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or as of the time the relevant ex-dividend amount becomes known. Interest income is determined on the basis of coupon interest accrued using the interest method adjusted for amortization of premiums and accretion of discounts.

D. EXPENSES -- Expenses incurred by the Trust with respect to any two or more Portfolios in the Trust are allocated in proportion to the net assets of each Portfolio in the Trust, except where allocations of direct expenses to each Portfolio can otherwise be made fairly. Expenses directly attributable to a Portfolio are charged to that Portfolio.

E. FEDERAL INCOME TAXES -- It is the Portfolio's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Internal Revenue Code.

F. DISTRIBUTION TO SHAREHOLDERS -- Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these "book/tax" differences are permanent in nature, (i.e., that they result from other than timing of recognition -- "temporary differences") such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

At December 31, 2001, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current distributable ordinary income                       $ 35,745
   Plus/Less: cumulative timing differences                       --
                                                            --------
Undistributed ordinary income or overdistribution of
   ordinary income                                            35,745
                                                            ========
Current distributable long-term capital gain or
   tax basis capital loss carryover                         $    125
   Plus/Less: cumulative timing differences                       --
                                                            --------
Undistributed long-term gains/accumulated capital loss           125
                                                            ========
Unrealized appreciation/(depreciation)                      $212,868
                                                            ========

The differences between book and tax basis unrealized appreciation/(depreciation) is primarily attributable to wash sale deferrals.

2. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A. INVESTMENT ADVISORY FEE-- The Portfolio has an Investment Advisory Agreement with J.P. Morgan Investment Management, Inc. ("JPMIM" or "Adviser"), an affiliate of JPMorgan Chase Bank ("JPMorgan") (formerly Morgan Guaranty Trust Company of New York) and a wholly owned subsidiary of J.P. Morgan Chase & Co. The Adviser supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.70% of the Portfolio's average daily net assets.

B. ADMINISTRATION FEE -- The Portfolio has an Administration Agreement with JPMorgan (the "Administrator"), under which the Administrator is responsible for providing certain aspects of the administration and operation of the Portfolio. Under the agreement, the Portfolio has agreed to pay the Administrator a fee based on the following: if the total expenses of the Portfolio excluding the advisory fee exceed the expense limit of 0.55% of the average daily net assets of the Portfolio, the Administrator will reimburse the Portfolio for the excess expense amount and receive no fee. Should the expenses be less than the expense limit, the Administrator's fee would be limited to the difference between such expenses and the fees calculated under the Administration Agreement.

BISYS Fund Services, L.P. ("BISYS") is the Portfolio's Sub-Administrator. For its services as Sub-Administrator, BISYS receives a portion of the fees payable to JPMorgan as Administrator.

C. CUSTODIAN AND ACCOUNTING FEES -- JPMorgan provides portfolio accounting and custody services for the Portfolio. Compensation for such services is presented in the Statement of Operations as Custodian Fees. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

3. FEDERAL INCOME TAXES

For Federal income tax purposes, the cost and net unrealized appreciation (depreciation) of investment securities at December 31, 2001 were:

                       GROSS             GROSS
    AGGREGATE       UNREALIZED        UNREALIZED     NET UNREALIZED
      COST         APPRECIATION      DEPRECIATION     APPRECIATION
--------------------------------------------------------------------------------
   $1,993,507        $233,831          $(20,963)        $212,868

4. INVESTMENT TRANSACTIONS

For the period ended December 31, 2001, purchases and sales of investments (excluding short-term investments) were as follows:

      PURCHASES          SALES          PURCHASES        SALES
   (EXCLUDING U.S.  (EXCLUDING U.S.      OF U.S.        OF U.S.
     GOVERNMENT)      GOVERNMENT)      GOVERNMENT     GOVERNMENT
--------------------------------------------------------------------------------
     $2,366,847       $406,573             $--            $--

5. CONCENTRATIONS

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

6. CORPORATE EVENT

On November 10, 2001, Morgan Guaranty Trust Company of New York merged with and into The Chase Manhattan Bank to create The JPMorgan Chase Bank.

FINANCIAL HIGHLIGHTS

                                                                      9/28/01*
                                                                       THROUGH
                                                                      12/31/01
--------------------------------------------------------------------------------
Per share operating performance:
Net asset value, beginning of period                                     $15.00
--------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                                                     0.02
 Net gains or losses in securities (both realized and unrealized)          1.67
--------------------------------------------------------------------------------
   Total from investment operations                                        1.69
--------------------------------------------------------------------------------
Distributions to shareholders from:
 Dividends from net investment income                                        --
 Distributions from capital gains                                            --
--------------------------------------------------------------------------------
   Total dividends and distributions                                         --
--------------------------------------------------------------------------------
Net asset value, end of period                                           $16.69
================================================================================
Total return                                                              11.27%
Ratios/supplemental data:
 Net assets, end of period (in thousands)                                $2,655
Ratios to average net assets: #
 Net expenses                                                              1.00%
 Net investment income                                                     0.46%
 Expenses without reimbursements and earnings credits                     10.62%
 Net investment income without reimbursements and earnings credits       (9.16)%
Portfolio turnover rate                                                      21%
--------------------------------------------------------------------------------

*  Commencement of operations.
#  Short periods have been annualized.

                       See notes to financial statements.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
JPMorgan Mid Cap Value Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Mid Cap Value Portfolio (one of the series constituting J.P. Morgan Series Trust II, hereafter referred to as the "Portfolio") at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the period September 28, 2001 (commencement of operations) through December 31, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
February 14, 2002

TRUSTEE INFORMATION (UNAUDITED)

The following table contains basic information regarding the Trustees that oversee operations of the Trust.

 NAME, ADDRESS             POSITION      TERM OF OFFICE    PRINCIPAL             NUMBER OF            OTHER
 AND AGE                   HELD WITH     AND LENGTH OF     OCCUPATIONS           PORTFOLIOS IN        DIRECTORSHIPS
                           JPMORGAN      TIME SERVED       DURING PAST           JPMORGAN FUND        HELD OUTSIDE
                           FUND                            5 YEARS               COMPLEX OVERSEEN     JPMORGAN FUND
                           COMPLEX                                               BY TRUSTEE           COMPLEX
---------------------------------------------------------------------------------------------------------------------------------
John N. Bell;              Trustee       6 years           Retired; formerly     5                    None
462 Lenox Ave.,                                            Assistant Treasurer,
South Orange, NJ 07079;                                    Consolidated
Age 70                                                     Edison Company of
                                                           New York, Inc.


John R. Rettberg;          Trustee       6 years           Retired; formerly     5                    Director of Enalasys,
42 Belcourt,                                               Corporate Vice                             Independent Colleges Newport
Newport Beach,                                             President and                              of Southern California,
CA 92660; Age 64                                           Treasurer,                                 Junior Achievement,
                                                           Northrop Grumman                           Pepperdine University
                                                           Corp. "Northrop"                           and Vari-Lite
                                                                                                      International Corp.


John F. Ruffle;            Trustee       6 years           Retired; formerly     5                    Director of Bethlehem
Pleasantville Rd,                                          Director and Vice                          Steel Corp., Wackenhut
New Vernon,                                                Chairman, J.P. Morgan                      Corrections Corp.,
NJ 07976; Age 64                                           Chase & Co. and                            Wackenhut Corp., Trident
                                                           Trustee, The John                          Corp. and American
                                                           Hopkins University                         Shared Hospital Services


Kenneth Whipple, Jr.;      Trustee       6 years           Retired; formerly     5                    Director of CMS Energy
1115 Country Club Drive,                                   Executive Vice                             Corp., Consumers Energy
Bloomfield Hills, MI                                       President, Ford                            Co., WTVS-TV, Galileo
48304; Age 67                                              Motor Company,                             International and
                                                           President, Ford                            Associates
                                                           Financial Services                         First Capital Corp.
                                                           Group, Chairman,
                                                           Ford Motor Credit
                                                           Company

Additional information concerning the Trustees is contained in the Statement of Additional Information and is available without charge by calling
1-800-348-4782.

                      THIS PAGE IS INTENTIONALLY LEFT BLANK

ANNUAL REPORT

INVESTMENT ADVISOR
J.P. Morgan Investment
Management, Inc.

ADMINISTRATOR
AND CUSTODIAN
JPMorgan Chase Bank

DISTRIBUTOR
J.P. Morgan Fund Distributors, Inc.

TRANSFER AGENT
DST Systems, Inc.

LEGAL COUNSEL
Sullivan & Cromwell

INDEPENDENT
ACCOUNTANTS
PricewaterhouseCoopers LLP

JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc., which is unaffiliated with The JPMorgan Chase Bank. JPMorgan Chase and its respective affiliates receive compensation from JPMorgan Funds for providing services to the Funds.

This report is submitted for the general information of the shareholders of the funds. It is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by a prospectus.

To obtain a prospectus for any of the JPMorgan Funds, call 1-800-348-4782. The prospectus contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.


                       JPMorgan Funds Fulfillment Center
                               393 Manley Street
                        West Bridgewater, MA 02379-1039


      (C)J.P. Morgan Chase & Co., 2002 All Rights Reserved. February 2002


                                                                     AN-MCVP-202